                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  ___________

                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            HELLER FINANCIAL, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)


Delaware                                                     36 -1208070
----------------------------------------                     -------------------
(State of incorporation or organization)                     (I.R.S. Employer
                                                             Identification No.)

500 West Monroe Street, Chicago, IL        60661
---------------------------------------------------
(Address of principal executive offices) (Zip Code)


If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of securities
securities pursuant to Section             pursuant to Section 12(g) of the
12(b) of the Exchange Act and is           Exchange Act and is effective
effective pursuant to General              pursuant to General Instruction
Instruction A.(c), please check            A.(d), please check the following
the following box. [X]                     box. [_]

Securities Act registration Statement file number to which this form relates:
333-46915

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class           Name of Exchange on Which Each
     to be so Registered             Class is to be Registered
     -------------------             -------------------------

     Class A Common Stock,            Chicago Stock Exchange
        $0.25 par value

Securities to be registered pursuant to Section 12(g) of the Act:

                                     NONE

Item 1. Description of Registrant's Securities to be Registered.

     The description of the Class A Common Stock, $0.25 par value per share, of the Registrant to be registered that is contained in the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-2, File No. 333-46915, filed with the Securities and Exchange Commission on February 26, 1998, as amended from time to time (the "Registration Statement"), is hereby incorporated herein by reference. The form of prospectus that constitutes part of the Registration Statement and was filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on May 1, 1998 shall also be deemed incorporated herein by reference.

Item 2. Exhibits.

Exhibit
Number    Description of Document
-------   -----------------------
  1       Specimen stock certificate representing Class A Common Stock, incorporated herein by reference to Exhibit 4 to the Registration
          Statement.

2.1 Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to the Registration
          Statement.

2.2 Amended and Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     HELLER FINANCIAL, INC.
                                     ----------------------
                                          (Registrant)


Dated: May 7, 1998                   By: /s/ DEBRA H. SNIDER
                                         ---------------------------------------
                                         Debra H. Snider
                                         Executive Vice President, General
                                          Counsel, Chief Administrative Officer
                                          and Secretary